SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 16, 2006

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)		93-0549963 (I.R.S. Employer Identification Number)
9191 South Jamaica Street, Englewood, CO (Address of principal executive offices)		80111-5142 (Zip Code)
(303) 771-0900 (Registrant's telephone number, including area code)

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Form 8-K

Item 5.02  Appointment of Principal Officers.

Garry M. Higdem appointed as a Principal Executive Officer

Effective February 10, 2006, CH2M HILL’s Board of Directors appointed Garry M. Higdem, 52, as a principal executive officer for CH2M HILL Companies, Ltd.  Mr. Higdem joined CH2M HILL in October 2005 as President and Group Chief Executive for Engineering Procurement and Construction (EPC).  When Mr. Higdem joined CH2M HILL, he was the President of Ashland Paving and Construction, Inc. (APAC) and a Senior Vice President and Chief Operating Officer for Ashland, Inc.  Prior to Ashland, Mr. Higdem spent more than 24 years with Granite Construction, Inc., where he served as the Vice President in charge of the Heavy Construction Division from 1996-2004.

Mr. Higdem is a member of the board of directors and Vice President of the National Commission for the Certification of Crane Operators (NCCCO); between 1999 and 2005 he also served on the board of directors for the Beavers, Inc., a national heavy engineering construction association.   Between 2002 and 2005 Mr. Higdem was the member of the board of directors for David Evans and Associates.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: February 16, 2006	By: /s/ Samuel H. Iapalucci Samuel H. Iapalucci
Its: Executive Vice President and Chief Financial Officer